SRR-SUMSUP-1 062714

Summary Prospectus Supplement dated June 27, 2014

The purpose of this supplement is to provide you with changes to the current Summary Prospectuses for Class A, C, R, Y, R5 and R6 shares of the Fund listed below:

Invesco Strategic Real Return Fund

All references to “The BofA Merrill Lynch Inflation-Linked Treasury IndexSM” are hereby deleted and replaced with “The BofA Merrill Lynch US Inflation-Linked Treasury IndexSM”.

The following information replaces in its entirety the information appearing in the first paragraph under the heading “Principal Investment Strategies of the Fund – TIPS Portfolio”:

“The TIPS Portfolio generally will invest in U.S. Treasury inflation-protected securities that comprise The BofA Merrill Lynch US Inflation-Linked Treasury IndexSM (the Underlying Index). The Underlying Index is an unmanaged index comprised of Treasury Inflation Protected Securities (TIPS) with at least $1 billion in outstanding face value, a remaining term to final maturity of greater than one year and that have interest and principal payments tied to inflation. Original issue zero coupon bonds can be included in the Underlying Index and the amounts outstanding of qualifying coupon securities are not reduced by any portions that have been stripped. The Underlying Index is capitalization-weighted and the composition of TIPS is updated monthly. Cash flows from bond payments that are received during the month are retained in the Underlying Index until the end of the month and then are removed as part of the rebalancing. Cash does not earn any reinvestment income while it is held in the Underlying Index. The Underlying Index does not reflect deductions for fees, expenses or taxes.”

The following risk replaces in its entirety the risk appearing under the heading “Principal Risks of Investing in the Fund – Liquidity Risk”:

“Liquidity Risk. The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities.”

SRR-SUMSUP-1 062714